UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2017

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2007, Old Point National Bank (the Bank), a wholly-owned subsidiary of Old Point Financial Corporation (the Company), entered into an agreement with Tidewater Mortgage Services, Inc. (TMSI) to provide mortgage origination services through Old Point Mortgage, LLC (OPM), a joint venture between the Bank and TMSI. Per the terms of the agreement, TMSI and the Bank own 51% and 49%, respectively, of OPM, and TMSI is the managing member. The parties' entry into this joint venture agreement was disclosed in the Company's current report on Form 8-K filed with the SEC on September 11, 2007.

On January 13, 2017, the Bank entered into a membership interest purchase agreement (the Purchase Agreement) with TMSI to purchase TMSI's 51% interest in OPM. Upon completion of the purchase, the Bank will be the sole member of OPM.  The purchase is expected to be completed on or before May 1, 2017 (the Closing Date).
Pursuant to the Purchase Agreement, TMSI's interest will be transferred to the Bank upon the Bank's payment of the purchase price, which will be determined based on OPM's financial statements as of March 31, 2017, prepared in accordance with generally accepted accounting principles.

For a period of six months from the date of entry into the Purchase Agreement, TMSI will not actively solicit any employees of OPM, subject to certain limitations set forth in the Purchase Agreement.  Except as specifically stated in the Purchase Agreement, the operating agreement between TMSI and the Bank will remain unchanged until the purchase is completed.

The Bank's obligation to complete the purchase is contingent upon satisfaction of certain closing conditions, including:
•          TMSI providing to the Bank audited financial statements of OPM as of December 31, 2016.
•          The Bank receiving the necessary approval for the purchase from its primary federal regulator.
•          The satisfactory completion of due diligence by the Bank.
•          All representations and warranties of TMSI being true and correct as of the Closing Date.

The Purchase Agreement may be terminated by the Bank if any of the above closing conditions is not met, and by either party if closing does not occur on or before May 1, 2017.

The above summary is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item  9.01 Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 10.1 Membership Interest Purchase Agreement dated January 13, 2017 between Tidewater Mortgage Services, Inc. and The Old Point National Bank of Phoebus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: January 20, 2017	/s/ Robert F. Shuford, Sr.
Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer